CHART INDUSTRIES, INC. MARCH 2013 INVESTOR PRESENTATION Exhibit 99.1

Disclosure Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as “may”, “might”, “should”, “will”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “project”, “forecast”, “outlook”, “intend”, “future”, “potential” or “continue”, and other similar expressions are intended to identify forward-looking statements. All of these forward-looking statements are based on estimates and assumptions by our management as of the date of this presentation that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that could cause the Company’s actual results or circumstances to differ materially from those expressed or implied by forward-looking statements. These risks and uncertainties include, among others, the following: the cyclicality of the markets that the Company serves; a delay, significant reduction in or loss of purchases by large customers; fluctuations in energy prices; the potential for negative developments in the natural gas industry related to hydraulic fracturing; changes in government energy policy or failure of expected changes in policy to materialize; competition; economic downturns and deteriorating financial conditions; our ability to manage our fixed- price contract exposure; the Company’s ability to successfully manage its costs and growth, including its ability to successfully manage operational expansions; our reliance on key suppliers and potential supplier failures or defects; the modification or cancellation of orders in our backlog; changes in government healthcare regulations and reimbursement policies; general economic, political, business and market risks associated with the Company’s global operations and transactions; our ability to successfully acquire or integrate new product lines or businesses, including the ability to successfully integrate AirSep’s business and achieve anticipated revenue, earnings and accretion related to AirSep; the loss of key employees and deterioration of employee or labor relations; litigation and disputes involving the Company, including product liability, contract, warranty, employment and environmental claims; the adequacy of our warranty reserves; fluctuations in foreign currency exchange and interest rates; the financial distress of third parties; the regulation of our products by the U.S. Food & Drug Administration and other governmental authorities; the pricing and availability of raw materials; potential future impairment of the Company’s goodwill and other intangibles; the cost of compliance with environmental, health and safety laws; our ability to protect our intellectual property; technological security threats; additional liabilities related to taxes; the impact of severe weather; risks associated with our indebtedness, leverage, debt service and liquidity; and volatility and fluctuations in the price of the Company’s stock. For a discussion of these and additional risks that could cause actual results to differ from those described in the forward-looking statements, see disclosure under Item 1A. “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and other recent filings with the Securities and Exchange Commission, which should be reviewed carefully. Please consider the Company’s forward-looking statements in light of these risks. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. 1

GTLS: GAS TO LIQUID SYSTEMS  Technology leader that provides high-end equipment to the energy industry, which is the largest end-user of Chart’s products  One of the leading suppliers in all primary markets served  Global footprint for our operations on four continents with approximately 4,800 employees  More than half of sales outside the U.S. and more than half made to the energy markets Company Overview Chart Industries is a leading provider of highly engineered cryogenic equipment for the hydrocarbon, industrial gas, and biomedical markets Asia 25% U.S. 44% Americas (Non-US) 3% RoW 12% Europe 16% FY 2012 Sales by Segment Energy 54% BioMedical 21% General Industrial 25% FY 2012 Sales by Region FY 2012 Sales by End-User Energy & Chemicals 32% Distribution & Storage 47% BioMedical 21% 2

GTLS: GAS TO LIQUID SYSTEMS Europe <1% Energy & Chemicals (E&C) Segment Overview Heat Exchanger Cold Box Production Brazed Aluminium Heat Exchangers 45% Cold Boxes and LNG VIP 34% FY 2012 Sales by Product / Region Highlights  Technology leader – providing heat exchangers and cold boxes critical to LNG, Olefin petrochemicals, natural gas processing and industrial gas markets – Separation, liquefaction and purification of hydrocarbon and industrial gases  Market leader – leading industry positions worldwide  Manufacturing leader – a key global supplier of mission- critical LNG and LNG liquefaction equipment Selected Products Americas (Non-US) 3% Middle East & RoW 28% Asia 27% U.S. 41% 3 Air Cooled Heat Exchangers 21%

GTLS: GAS TO LIQUID SYSTEMS Distribution & Storage (D&S) Segment Overview FY 2012 Sales by Product / Region Highlights  Balanced customer base – 47% of segment sales derived from products used in energy applications  Strategic footprint – manufacturing located near growing end markets and in lower-cost countries – Positioned to capitalize on strong expected LNG growth in Asia and North America – Continued investment in key global manufacturing facilities Bulk MicroBulk Distribution Storage Selected Products Satellite LNG Storage Bulk Storage Systems 31% Packaged Gas Systems 24% VIP, Systems and Components 8% Parts, Repair and On-Site Service 9% Beverage Liquid CO2 Systems 5% LNG Terminals and Vehicle Fuel Systems 23% Americas (Non-US) 4% RoW 4% Asia 28% U.S. 46% Europe 18% 4

GTLS: GAS TO LIQUID SYSTEMS BioMedical Segment Overview FY 2012 Sales by Product / Region Highlights  Increase in oxygen respiratory therapy expected, once Medicare competitive bidding process is completed and European economic concerns ease.  Biomedical research expected to increase, led by international markets  End markets include: home healthcare and nursing homes, hospitals and long-term care, biomedical and pharmaceutical research, and animal breeding Portable Oxygen Lab Storage Stainless Steel Freezer End-Use Consumption Liquid Oxygen (LOX) Therapy Systems 36% Biological Storage Systems 30% Selected Products Americas (Non-US) 3% U.S. 41% Europe 35% Asia 15% RoW 6% 5 Non-LOX Respiratory Therapy Systems 31% Commercial Gas Generation Systems 3%

GTLS: GAS TO LIQUID SYSTEMS Global Manufacturing and Distribution Platform  Operating leverage provides the flexibility to expand and reduce capacity as needed  Major manufacturing locations include: China, Changzhou (D&S and E&C) and Chengdu (BioMedical) Czech Republic, Decin (D&S) Georgia, Canton, Minnesota, New Prague/Owatonna and New York, Buffalo (D&S and BioMedical) Wisconsin, La Crosse, Louisiana, New Iberia and Oklahoma, Tulsa (E&C)  Expansion of facilities in China, Minnesota and Wisconsin is currently in process Manufacturing facilities are strategically located in lower-cost countries and near centers of demand Corporate Energy & Chemicals Distribution & Storage BioMedical Asia-Pacific North America Europe 6

GTLS: GAS TO LIQUID SYSTEMS Global Appetite For Energy 7 Source: ExxonMobil 2012 – The Outlook for Energy, A View to 2040  Natural gas expansion – Natural gas demand is expected to continue to grow at a pace faster than coal and oil, and will be heavily weighted towards emerging economies, which is expected to drive demand for Chart’s products

GTLS: GAS TO LIQUID SYSTEMS Gas Demand Growth Driven by Non-OECD Needs 8 Source: BP Energy Outlook 2030 – January 2013

GTLS: GAS TO LIQUID SYSTEMS  Chart provides a broad offering of products and solutions for the full LNG value chain: LNG liquefiers, transportation equipment, terminal storage equipment, vehicle tanks for both on-road and off-road heavy duty vehicles, and marine and railroad locomotive applications Chart LNG Value Chain 9

GTLS: GAS TO LIQUID SYSTEMS LNG Opportunities  Drill rig (immediate)  Pressure pumping (immediate)  Truck (1 year)  Marine (1-3 years)  Mining (3-5 years)  Locomotives (3-5 years)  Other high fuel use industrial applications LNG Fuel use predicted to increase, particularly in high use applications: 10 LNG fuel supply and infrastructure expected to increase Potential to quickly eclipse growth of the on-road market Source: Gladstein, Neandross & Associates – December 2012

GTLS: GAS TO LIQUID SYSTEMS Strong Track Record of Successful Execution S a les ($M M ) 0 20 40 60 80 100 120 140 160 0 200 400 600 800 1000 1200 2004 2005 2006 2007 2008 2009 2010 2011 2012 Sales Operating Income O p e rati n g In c o m e ($M M ) Last Growth Cycle CAGR (2004-2008) Sales 25% Oper. Inc. 38% ¹Included in 2005 are non-recurring costs of $26.5 million for the acquisition of Chart Industries by First Reserve  During last growth cycle Company leveraged its flexible manufacturing platform resulting in operating income growth that outpaced sales  Flexible cost structure and good execution allows for aggressive response to economic downturns resulting in higher operating income levels compared to prior cycle low points 11  Similar or higher growth, leveraged by both organic and inorganic opportunities, expected to occur again during the current growth cycle  Large contract orders and strong base order levels have confirmed the current growth cycle 1 0 50 100 150 200 250 300 350 400 450 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Large Contract Orders Base Orders Ord e rs ($M M )

GTLS: GAS TO LIQUID SYSTEMS Historical Orders and Backlog Quarter-end Backlog ($MM) 12 Quarterly Orders ($MM) 0 100 200 300 400 500 600 700 E&C D&S BioMed 0 100 200 300 400 500 600 700 Q4 2011 Q2 2011 Q4 2010 Q2 2010 Q4 2009 Q2 2009 D&S E&C BioMed Q2 2012 Q4 2012 Q4 2011 Q2 2011 Q4 2010 Q2 2010 Q4 2009 Q2 2009 Q2 2012 Q4 2012

GTLS: GAS TO LIQUID SYSTEMS Very Stable Business Model • Attractive industry with long-term customer relationships • Solid platform with worldwide presence and leading industry positions in all segments Summary of Investment Highlights 13 Strong Balance Sheet • Strong organic earnings should provide substantial free cash flow and liquidity • Permit continued accretive organic and inorganic growth Positioned for Significant Growth • Exploit LNG and NG growth • Opportunities with global infrastructure build-out • New product development and innovation • Expanded new business and inorganic pipeline Chart continues to represent a unique investment opportunity to capitalize on global energy demand, growth in natural gas and LNG use Flexible / Low Cost Capital Structure • 7 yr. $250 million convertible notes - 2% cash interest cost • $300 million revolving credit facility, providing significant liquidity • Low net debt to EBITDA ratio provides financing opportunities for organic expansion and acquisitions